NEW YORK LIFE INVESTMENTS FUNDS
NEW YORK LIFE INVESTMENTS FUNDS TRUST

NYLI Balanced Fund
NYLI Conservative Allocation Fund
NYLI Conservative ETF Allocation Fund
NYLI Equity Allocation Fund
NYLI Equity ETF Allocation Fund
NYLI Growth Allocation Fund
NYLI Growth ETF Allocation Fund
NYLI Income Builder Fund
NYLI Moderate Allocation Fund
NYLI Moderate ETF Allocation Fund
(each a “Fund” and collectively the “Funds”)

Supplement dated July 13, 2026 (“Supplement”) to the
Summary Prospectuses and Prospectuses dated February 28, 2026 and August 28, 2025, as supplemented, and
Statement of Additional Information (“SAI”) dated February 28, 2026, as amended March 30, 2026

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectuses, Prospectuses and SAI.

Effective as of the close of business on April 16, 2027, Jonathan Swaney will retire from New York Life Investment Management LLC and will no longer serve as a portfolio manager of the Funds. All references to Mr. Swaney are deleted in their entirety from each Fund’s Summary Prospectus, Prospectus and SAI at that time. Except as indicated below, all other portfolio managers of each Fund will remain the same.

In addition to this change, effective immediately:

1. Amit Soni is added as a portfolio manager of the NYLI Balanced Fund and NYLI Income Builder Fund.

2. The table in the section entitled “Management” of the Summary Prospectus and Prospectus for NYLI Balanced Fund and NYLI Income Builder Fund is amended to include the following:

Manager/Subadvisors	Portfolio Managers	Service Date
New York Life Investment Management LLC	Amit Soni, Director	Since July 2026

3. The subsection entitled “Portfolio Manager Biographies” under the heading “Know With Whom You Are Investing” in the Prospectus for NYLI Balanced Fund and NYLI Income Builder Fund is amended to include the following:

Amit Soni, CFA

Mr. Soni has managed the NYLI Balanced Fund and NYLI Income Builder Fund since July 2026. He joined New York Life Investment Management in 2013 as a Senior Associate in the Multi-Asset Solutions team. Mr. Soni focuses on quantitative and macro-economic investment research and portfolio management for the funds managed by the team. Prior to joining New York Life Investment Management, he worked as an Investment Associate in the Global Asset Allocation group at Putnam Investments. He holds a master’s degree from Massachusetts Institute of Technology in Computation for Design and Optimization and a bachelor’s degree from the Indian Institute of Technology Kanpur (India) in Mechanical Engineering. He holds the CFA® designation and has been in the investment industry since 2008.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

REG-00139-07/26